BASIS OF PREPARATION	12 Months Ended
Dec. 31, 2022
BASIS OF PREPARATION
BASIS OF PREPARATION

1 Basis of preparation

Smith & Nephew plc (the “Company”) is a public limited company incorporated in England and Wales. In these accounts, the ‘Group’ means the Company and all its subsidiaries. The principal activities of the Group are to develop, manufacture, market and sell medical devices and services.

The Group has prepared its accounts in accordance with UK-adopted International Accounting Standards. The Group has also prepared its accounts in accordance with IFRS as issued by the International Accounting Standards Board (IASB) effective as at 31 December 2022. IFRS as adopted in the UK differs in certain respects from IFRS as issued by the IASB. However, the differences have no impact for the periods presented.

The preparation of accounts in conformity with IFRS requires management to use estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the accounts and the reported amounts of revenues and expenses during the year. The accounting policies requiring management to use significant estimates and assumptions are: inventories, liability provisions and impairment. These are discussed in Note 1.2 below. Although these estimates are based on management’s best knowledge of current events and actions, actual results ultimately may differ from those estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to estimates are recognised prospectively.

The uncertainties as to the future impact on the financial performance and cash flows of the Group as a result of the current challenging economic environment have been considered as part of the Group’s adoption of the going concern basis in these financial statements, in which context the Directors reviewed cash flow forecasts prepared for a period of at least 12 months from the date of approval of these financial statements. Having carefully reviewed those forecasts, the Directors concluded that it was appropriate to adopt the going concern basis of accounting in preparing these financial statements for the reasons set out below.

The Group had access to $344m of cash and cash equivalents at 31 December 2022. The Group’s net debt, excluding lease liabilities, at 31 December 2022 was $2,339m with access to committed facilities of $3.7bn with an average maturity of 5.1 years. At the date of approving these financial statements, the funding position of the Group has remained unchanged and the cash position is not materially different.

The Group has $105m of private placement debt due for repayment in 2023. $1,160m of private placement debt is subject to financial covenants. The principal covenant on the private placement debt is a leverage ratio of <3.5 which is measured on a rolling 12-month basis at half year and year end. There are no financial covenants in any of the Group’s other facilities.

The Directors have considered various scenarios in assessing the impact of the economic environment on future financial performance and cash flows, with the key judgement applied being the speed and sustainability of the return to a normal volume of elective procedures in key markets, including the impact of a significant global economic recession, leading to lower healthcare spending across both public and private systems. Throughout these scenarios, which include a severe but plausible outcome, the Group continues to have headroom on its borrowing facilities and financial covenants.

The Directors have a reasonable expectation that the Company and the Group are well placed to manage their business risks, have sufficient funds to continue to meet their liabilities as they fall due and to continue in operational existence for a period of at least 12 months from the date of the approval of these financial statements. The financial statements have therefore been prepared on a going concern basis.

Accordingly, the Directors continue to adopt the going concern basis (in accordance with the guidance ‘Guidance on Risk Management, Internal Control and Related Financial and Business Reporting’ issued by the FRC) in preparing these financial statements.

New accounting standards effective 2022

A number of new amendments to standards are effective from 1 January 2022 but they do not have a material effect on the Group’s financial statements.

Accounting standards issued but not yet effective

A number of new standards and amendments to standards are effective for annual periods beginning after 1 January 2022 and earlier application is permitted; however, the Group has not early adopted them in preparing these financial statements.

1.1 Consolidation

The Group accounts include the accounts of Smith & Nephew plc and its subsidiaries for the periods during which they were members of the Group.

Subsidiaries are entities controlled by the Group. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. Subsidiaries are consolidated in the Group accounts from the date that the Group obtains control and continue to be consolidated until the date that such control ceases. Intra-group balances and transactions, and any unrealised income and expenses arising from intra-group transactions, are eliminated on consolidation. All subsidiaries have year ends which are coterminous with the Group’s, with the exception of jurisdictions whereby a different year end is required by local legislation.

When the Group loses control over a subsidiary, it derecognises the assets and liabilities of the subsidiary and any related components of equity. Any resulting gain or loss is recognised in profit or loss. Any retained interest in the former subsidiary is measured at fair value.

1.2 Critical judgements and estimates

The Group prepares its consolidated financial statements in accordance with IFRS as issued by the IASB and IFRS adopted in the UK, the application of which often requires judgements and estimates to be made by management when formulating the Group’s financial position and results. Under IFRS, the Directors are required to adopt those accounting policies most appropriate to the Group’s circumstances for the purpose of presenting fairly the Group’s financial position, financial performance and cash flows.

The Group’s accounting policies do not include any critical judgements. The Group’s accounting policies are set out in Notes 1–23 of the Notes to the Group accounts. Of those, the policies which require the most use of management’s estimation are outlined below. The critical estimates are consistent with 31 December 2021. Management have considered the impact of the uncertainties around the current challenging economic environment below.

Valuation of inventories

A feature of the Orthopaedics franchise (which accounts for approximately 60% of the Group’s total inventory and approximately 80% of the total provision for excess and obsolete inventory) is the high level of product inventory required, some of which is located at customer premises and is available for customers’ immediate use. Complete sets of products, including large and small sizes, have to be made available in this way. These sizes are used less frequently than standard sizes and towards the end of the product life cycle are inevitably in excess of requirements. Adjustments to carrying value are therefore required to be made to orthopaedic inventory to anticipate this situation. These adjustments are calculated in accordance with a formula based on levels of inventory compared with historical usage. This formula is applied on an individual product line basis and typically is first applied when a product group has been on the market for two years. This method of calculation is considered appropriate based on experience, but it does require management estimate in respect of customer demand, effectiveness of inventory deployment, length of product lives and phase-out of old products. See Note 12 for further details.

Current economic environment impact assessment: In assessing the increase in provision for excess and obsolete inventory, management have considered the impact of higher input cost inflation on increased inventory levels. Management have not changed their accounting policy since 31 December 2021, nor is a change in the key assumptions underlying the methodology expected in the next 12 months. Primarily due to inventory growth, the provision has increased from $430m at 31 December 2021 to $504m at 31 December 2022. The provision for excess and obsolete inventory is not considered to have a range of potential outcomes that is significantly different to the $504m at 31 December 2022 in the next 12 months. The provision has a high degree of estimation uncertainty given the range of products and sizes, with a potential range of reasonable outcomes that could be material over the longer term.

Group financial statements continued

Notes to the Group accounts continued

1 Basis of preparation continued

Liability provisioning

The recognition of provisions for legal disputes related to metal-on-metal cases is subject to a significant degree of estimation. Provision is made for loss contingencies when it is considered probable that an adverse outcome will occur and the amount of the loss can be reasonably estimated. In making its estimates, management takes into account the advice of internal and external legal counsel. Provisions are reviewed regularly and amounts updated where necessary to reflect developments in the disputes. The value of provisions may require future adjustment if experience such as number, nature or value of claims or settlements changes. Such a change may be material in 2023 or thereafter. The ultimate liability may differ from the amount provided depending on the outcome of court proceedings and settlement negotiations or if investigations bring to light new facts. See Note 17 for further details.

Current economic environment impact assessment: Management considered whether there had been any changes to the number and value of claims due to current challenging economic environment and to date have not identified any significant changes in trends. If the experience changes in the future, the value of provisions may require adjustment.

Impairment

In carrying out impairment reviews of intangible assets and goodwill, a number of significant assumptions have to be made when preparing cash flow projections. These include the future rate of market growth, discount rates, the market demand for the products acquired, the future profitability of acquired businesses or products, levels of reimbursement and success in obtaining regulatory approvals. If actual results should differ or changes in expectations arise, impairment charges may be required which would adversely impact operating results. There has been a decrease in the level of headroom in relation to goodwill impairment testing for the Orthopaedics CGU which is sensitive to a reasonably possible change in assumptions. For other intangible assets and goodwill CGUs, this critical estimate is not considered to have a significant risk of material adjustment in 2023 or thereafter based on sensitivity analyses undertaken (as outlined below). See Notes 8 and 9 for further details on impairment reviews.

Current economic environment impact assessment: Management have assessed the non-current assets held by the Group at 31 December 2022 to identify any indicators of impairment as a result of current economic environment. Where an impairment indicator has arisen, impairment reviews have been undertaken by comparing the expected recoverable value of the asset to the carrying value of the asset. The recoverable amounts are based on cash flow projections using the Group’s base case scenario in its going concern models, which was reviewed and approved by the Board. Impairments of $39m, related to immaterial product intangible assets, were identified as a result of the impairment reviews undertaken.

1.3 Climate change considerations

The impact of climate change has been considered as part of the assessment of estimates and judgements in preparing the Group accounts. The climate change scenario analyses undertaken this year in line with TCFD recommendations did not identify any material financial impact. The following considerations were made in respect of the financial statements:

-	The impact of climate change on the going concern assessment and the viability of the Group over the next three years.
-	The impact of climate change on the cash flow forecasts used in the impairment assessments of non-current assets including goodwill.
-	The impact of climate change on the carrying value and useful economic lives of property, plant and equipment.

1.4 Foreign currencies

Functional and presentation currency

The Group accounts are presented in US Dollars. The Company’s functional currency is US Dollars.

Foreign currency transactions

Transactions in foreign currencies are translated to the respective functional currencies of Group companies at exchange rates at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are retranslated to the functional currency at the exchange rate as at the reporting date. Non-monetary items are not retranslated.

Foreign operations

Balance sheet items of foreign operations, including goodwill and fair value adjustments arising on acquisition, are translated into US Dollars on consolidation at the exchange rates at the reporting date. Income statement items and the cash flows of foreign operations are translated at average rates as an approximation to actual transaction rates, with actual transaction rates used for large one-off transactions.

Foreign currency differences are recognised in ‘Other comprehensive income’ and accumulated in ‘Other reserves’ within equity. These include: exchange differences on the translation at closing rates of exchange of non-US Dollar opening net assets; the differences arising between the translation of profits into US Dollars at actual (or average, as an approximation) and closing exchange rates; to the extent that the hedging relationship is effective, the difference on translation of foreign currency borrowings or swaps that are used to finance or hedge the Group’s net investments in foreign operations; and the movement in the fair value of forward foreign exchange contracts used to hedge forecast foreign exchange cash flows.

The exchange rates used for the translation of currencies into US Dollars that have the most significant impact on the Group results were:

	2022	2021	2020
Average rates
Sterling	1.23	1.38	1.28
Euro	1.05	1.18	1.14
Swiss Franc	1.05	1.09	1.07
Year end rates
Sterling	1.21	1.35	1.37
Euro	1.07	1.13	1.23
Swiss Franc	1.08	1.10	1.14